Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SI Financial Group, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:	April 11, 2018	/s/ Rheo A. Brouillard
Rheo A. Brouillard
President and Chief Executive Officer

Date:	April 11, 2018	/s/ Lauren L. Murphy
Lauren L. Murphy
Executive Vice President and Chief Financial Officer